UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (date of earliest event reported): December 31, 2005
SUN NEW MEDIA INC.
(Exact name of registrant as specified in its charter)

Minnesota	000-26347	410985135
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
P.O. Box 297
1142 South Diamond Bar Boulevard
Diamond Bar, California 91765
(Address of principal executive offices)
Registrant’s telephone number, including area code:
1-888-865-0901 ext. 322
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01Entry into a Material Definitive Agreement.
Item 3.02 Unregistered Sales of Equity Securities
Item 5.02 Departure of Director or Principal Officers; Election of Director
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 2.1
EXHIBIT 2.2
EXHIBIT 17.1
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3

Item 1.01Entry into a Material Definitive Agreement.
Financing Transaction
     On December 31, 2005, Sun New Media Inc. (“SNMI”) entered into a Stock Purchase Agreement (“Purchase Agreement”) with Barron Partners LP (“Barron”). In connection with the financing, SNMI raised gross proceeds of approximately $1,020,000. SNMI issued 50,000 shares of Common Stock and a $918,000 note convertible into common stock at a price of $2.04 per share. SNMI also issued warrants for the purchase of an aggregate of 11 million shares of Common Stock at exercise prices ranging from $2.04 to $4.80 per share with a weighted average price of approximately $3.71 per share, which, if exercised in full, will yield proceeds up to $40.81 million. Subject to certain conditions, SNMI has the right to call for the conversion of the notes and the exercise of the warrants if SNMI’s average stock price over a thirty-day period is above specified prices. SNMI intends to use the proceed for general corporate purposes.
Magzone Transaction
     On January 4, 2006, SNMI announced that it had entered into an Agreement (the “Agreement”) with Seeds Capital Pte Ltd, Wong Sing Lam, Tay Koon Chuan and Wang Jian to acquire Magzone Asia Pte. Ltd. (“Magzone”). The Agreement provides that SNMI will acquire 100% of the outstanding shares of Magzone for approximately $2,000,000. Upon closing, SNMI will pay $399,998 in cash. The Agreement provides that Magzone will guarantee, among other things, a minimum profit after tax of approximately $124,224 for the fiscal year ending December 31, 2006. Upon satisfaction of certain other conditions including the profit guarantee, SNMI will issue the number of shares of its common stock equal to $1,600,002 divided by the the lower of $4.00 or 95% of SNMI’s average common stock price during the 10 trading days prior to December 23, 2005.
     The transactions pursuant to the Purchase Agreement and the Agreement are subject to certain closing conditions and are expected to close during the first quarter of 2006. The Purchase Agreement and the Agreement are attached hereto as Exhibits 2.1 and 2.2, respectively, and copies of the press releases announcing the financing with Barron and the acquisition of Magzone are attached hereto as Exhibits 99.1 and 99.2, respectively.
Item 3.02 Unregistered Sales of Equity Securities
     Pursuant to the Purchase Agreement described in Item 1.01 above, SNMI may be required to issue up to 11,500,000 shares of common stock to Barron. The issuance of such shares has not been registered under the Securities Act of 1933, as amended (the “Act”), in reliance on the exemption from registration provided by Regulation S and Section 4(2) of the Act.
Item 5.02 Departure of Director or Principal Officers; Election of Director
Resignation of Director; Election of Director
     Effective January 4, 2006, Chen Xiaotao resigned from the Board of Directors of SNMI. Effective January 29, 2006, he will also resign as the Chief Executive Officer and Executive Director of Sun Media Investment Holdings Limited (“SMIH”). In departing from his current relationship with SNMI, Mr. Chen expressed no disagreement with SNMI on any matter relating to SNMI’s business.
     Dr. Herbert Kloiber was elected by the Board of Directors of SNMI to fill the vacancy resulting from the resignation of Mr. Chen to be effective upon Mr. Chen’s resignation.
     The resignation letter of Chen Xiaotao is attached as Exhibit 17.1.
Appointment of Chief Executive Officer
     On January 4, 2006, SNMI announced the appointment of John Zongyang Li as its co-Chief Executive Officer. A copy of the press release announcing Mr. Li’s appointment as co-Chief Executive Officer is attached hereto as Exhibit 99.3.

     Until this appointment, Mr. Li served as SNMI’s Executive Director since September 2005 and currently serves on the Board of Directors of SNMI. Mr. Li is currently the Vice Chairman and Chief Investment Officer of Sun Media Investment Holdings Limited, SNMI’s largest shareholder, positions he has held since June 2005. Concurrently, he also serves as the Chairman and Chief Executive Officer of Auston International Group in Singapore, a position he has held since August 2005. Mr. Li served as Executive Director and Group Chief Financial Officer of Sun Business Network Ltd., a Singapore traded publishing company, from November 2004 to July 2005, and as Deputy Chairman and Acting Chairman of Leadership Publishing Group from February 2003 to March 2004. Mr. Li also served as the Executive Director and Deputy Chief Executive Officer of Sun Media Group from June 2002 to December 2004. Prior to his service with Sun Media Group, Mr. Li spent ten years with Framlington Investment Management Company Ltd., a leading investment management company in London, where he served as a Senior Fund Manager and the Head of the Asia Pacific region. Mr. Li holds a Bachelor degree in Economics from Peking University, and a Master of Business Administration degree from Middlesex University Business School in London. He is a founding member of the Society of Hong Kong Economy in Beijing.
Appointment of Chief Financial Officer
     On January 4, 2006, SNMI announced the appointment of Hwee Ling Ng as its Acting Chief Financial Officer. Ms. Ng will replace Clarence Lo, SNMI’s outgoing Chief Financial Officer, effective immediately. A copy of the press release announcing Ms. Ng’s appointment is attached hereto as Exhibit 99.3.
     Since July 2004, Ms. Ng has served, and currently serves, as the Chief Financial Officer of Sun Business Network Ltd. (“SBN”), a Singapore traded publishing company in which SNMI will have an ownership interest. Ms. Ng previously served as SBN’s Group Financial Controller from September 2003 to July 2004, and as its Chief Accountant from June 2001 to September 2003. Ms. Ng also served as Finance Manager for ZingAsia Pte Ltd, a subsidiary of SBN, from October 1999 to May 2001. Prior to joining SBN, Ms. Ng served as an auditor at an international public accounting firm. Ms. Ng holds a Bachelor of Accountancy from Nanyang Technological University of Singapore and is a member of the Institute of Certified Public Accountants of Singapore.
Item 9.01 Financial Statements and Exhibits
(c) Exhibits

Exhibit No.	Description
2.1	Stock Purchase Agreement dated December 31, 2005 by and between Sun New Media Inc. and Barron Partners LP

2.2	Agreement dated January 4, 2006 by and between Sun New Media Inc., Seeds Capital Pte Ltd, Wong Sing Lam, Tay Koon Chuan and Wang Jian

17.1	Resignation Letter of Chen Xiaotao

99.1	Press Release dated January 3, 2006 announcing the financing with Barron Partners LP

99.2	Press Release dated January 4, 2006 announcing the acquisition of Magzone Asia Pte. Ltd.

99.3	Press Release dated January 4, 2006 announcing appointments of new Chief Executive Officer and Acting Chief Financial Officer

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: January 6, 2006

SUN NEW MEDIA INC.
By:	/s/ Ng Hwee Ling
Ng Hwee Ling, Acting Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1	Stock Purchase Agreement dated December 31, 2005 by and between Sun New Media Inc. and Barron Partners LP

2.2	Agreement dated January 4, 2006 by and between Sun New Media Inc., Seeds Capital Pte Ltd, Wong Sing Lam, Tay Koon Chuan and Wang Jian

17.1	Resignation Letter of Chen Xiaotao

99.1	Press Release dated January 3, 2006 announcing the financing with Barron Partners LP

99.2	Press Release dated January 4, 2006 announcing the acquisition of Magzone Asia Pte. Ltd.

99.3	Press Release dated January 4, 2006 announcing appointments of new Chief Executive Officer and Acting Chief Financial Officer